Exhibit 32

                                  Certification

                Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350,
                   Chapter 63 of Title 18, United States Code)


In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2003 of BNP US Funding L.L.C. as filed with the Securities and Exchange Commission on the date hereof (the Report), each of, Olivier Meisel, President and Director of the Company, and Thomas Clyne, Chief Financial Officer and Director of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

             (1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

             (2) The information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of the Company.


                                                    By  /s/ Olivier Meisel
                                                        ------------------
                                                            Olivier Meisel
                                                       President and Director

                                                    By  /s/ Thomas Clyne
                                                        ------------------
                                                            Thomas Clyne
                                                        Chief Financial Officer
                                                           and Director
Date:  August 14, 2003